Quarterly Earnings and
Supplemental Operating and Financial Data

For the Three Months Ended December 31, 2009

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Three Months Ended December 31, 2009

Table of Contents

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Wednesday February 24, 2010

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2009 RESULTS

New York, NY – February 24, 2010 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter ended December 31, 2009.

Fourth Quarter 2009 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $32.5 million or $0.25 per diluted share/unit, adjusted for certain items.
•	Reduced overall debt by $72.6 million.
•	Executed 20 new and renewal leases, totaling approximately 1.1 million square feet.
•	Raised approximately $35.7 million through property and joint venture investment sales.
•	Completed a 20 year sale/leaseback transaction on a 128,000 square foot office facility for $10.5 million.
•	Recorded non-cash income of $4.6 million related to a previously disclosed forward equity commitment and impairment charges of $60.8 million on real estate.

T. Wilson Eglin, President and Chief Executive Officer of Lexington stated, “Our efforts to strengthen Lexington’s financial flexibility continued in the fourth quarter as we once again successfully recycled capital through asset sales, further reducing our debt by an additional $72.6 million and bringing total debt reduction in 2009 to $305.6 million. We also had another strong quarter of leasing with 1.1 million square feet leased, raising our total to 3.8 million square feet leased for 2009. We believe our portfolio continues to perform well with overall portfolio occupancy of approximately 92.0% at year end. Building on our success, we have already retired an additional $116.1 million in debt in the first quarter of 2010, which would have matured in the next two years, primarily by utilizing the proceeds of our successful offering of 6.00% Convertible Notes. During 2010, we expect to remain focused on selling our non-core retail and multi-tenant properties and further deleveraging our balance sheet while being opportunistic with respect to new investments.”

FINANCIAL RESULTS
Revenues

For the quarter ended December 31, 2009, total gross revenues were $90.1 million, compared with total gross revenues of $98.6 million for the quarter ended December 31, 2008.

Company FFO Applicable to Common Shareholders/Unitholders

The following presents in tabular form items excluded from Company FFO for the periods presented:

	Three Months Ended						Twelve Months Ended
	Dec 31 2009 Millions(1)	Per Diluted Share/Unit		Dec 31, 2008 Millions(1)	Per Diluted Share/Unit		Dec 31, 2009 Millions(1)	Per Diluted Share/Unit		Dec 31 2008 Millions (1)	Per Diluted Share/Unit
Reported Company FFO(A)	$(17.0)	$(0.13)		$37.7	$0.34		$(56.0)	$(0.46)		$196.5	$1.81
Severance charges	—			—			—			2.0
New accounting pronouncements	0.3			0.8			1.3			3.6
Formation costs – joint venture	—			—			—			1.1
Debt satisfaction, net	(7.0)			(27.8)			(28.5)			(62.8)
Debt satisfaction, net – Concord	—			(1.5)			—			(7.8)
Forward equity commitment	(4.6)			2.1			(7.2)			2.1
Impairment losses – real estate	60.8			12.8			99.6			16.5
Impairment losses – investments	—			—			1.6			—
Impairment losses/ reserves – Concord	—			19.8			71.4			52.4
Equity impairment - Concord	—			—			68.2			—
Impairment loss – JV	—			—			6.5			1.1
Lease termination/ deferred maintenance payments	—			—			(3.2)			(34.9)
Land transaction income, net	—			—			(1.3)			—
	$32.5	$0.25	(B)	$43.9	$0.40	(B)	$152.4	$1.29	(B)	$169.8	$1.57	(B)

(A)	See the last page of this press release for a reconciliation of GAAP net income (loss) to Company FFO.
(B)
Per diluted share/unit reflects the impact of net shares retired upon the assumed settlement of the forward equity commitment of (3,162,470), (1,407,609), (2,356,328) and (353,825) for the three months ended December 31, 2009 and 2008 and the twelve months ended December 31, 2009 and 2008, respectively.

Net Loss Attributable to Common Shareholders

For the quarter ended December 31, 2009, net loss attributable to common shareholders was ($52.2) million, or a loss of ($0.43) per diluted share, compared with net loss attributable to common shareholders for the quarter ended December 31, 2008 of ($20.4) million, or a loss of ($0.23) per diluted share.

Financing Activities and Balance Sheet Update

Lexington reduced its consolidated debt during the fourth quarter of 2009 by approximately $72.6 million, including retiring $17.6 million of original principal amount of its 5.45% Exchangeable Notes. During 2009, Lexington reduced the amount of its 5.45% Exchangeable Notes outstanding from $211.0 million to approximately $87.7 million. Subsequent to year end, Lexington retired an additional $23.0 million of its 5.45% Exchangeable Notes, bringing the balance to approximately $64.7 million. In addition, the availability under the revolving portion of Lexington’s secured credit facility was increased from $125.0 million to $150.0 million, following the addition of a new bank to the syndicate of lenders and no amounts are currently outstanding.

Common Share Dividend

On November 18, 2009, Lexington announced that it declared a regular common share dividend for the quarter ending December 31, 2009 of $0.10 per common share which was paid in cash on January 15, 2010 to common shareholders of record on December 31, 2009.

OPERATING ACTIVITIES

Dispositions

During the fourth quarter of 2009, Lexington sold or disposed of its interests in eight properties to unrelated parties for an aggregate disposition price of approximately $45.7 million. Prior to disposition, the properties generated annualized net operating income of approximately $1.7 million or 3.7% of the aggregate disposition price. In addition, Lexington sold its interest in two joint venture investments generating approximately $12.6 million in net proceeds.

Acquisitions

On December 31, 2009, Lexington acquired a property in Greenville, South Carolina for $10.5 million, consisting of a three-story 106,306 square foot office building and a one-story 21,735 square foot annex building on an approximately 8.0 acre parcel. At closing, the property was net-leased to Canal Insurance Company for 20 years at an initial capitalization rate of 8.60%, with 2.35% rent increases annually during the first ten years and CPI rent increases subject to a floor of 2.0% and a ceiling of 4.0% during the remainder of the term. Canal Insurance Company has an option to purchase the property on the fifth anniversary of the lease commencement at fair market value, but not less than $10.7 million and no greater than $11.6 million. If Canal Insurance Company fails to exercise its purchase option, Lexington has the right to require Canal Insurance Company to purchase the property for approximately $10.7 million.

Canal Insurance Company is an underwriter and provider of property/casualty insurance, primarily for the commercial trucking industry. Canal Insurance Company is rated A(PI) by Standard & Poor’s and A+ by A.M. Best.

Leasing Activity

During the fourth quarter of 2009, Lexington executed 20 new and extended leases for approximately 1.1 million square feet and ended the year with portfolio occupancy of approximately 92.0%.

2010 EARNINGS GUIDANCE

Lexington estimates that Company FFO will be $0.93 to $0.97 per diluted share/unit for the year ended December 31, 2010. This guidance is forward looking, excludes the impact of certain items, is based on current expectations, and a diluted share count of 145.4 million, which includes 16.2 million common shares underlying the recent issue of $115.0 million of 6.00% Convertible Notes.

4TH QUARTER 2009 CONFERENCE CALL

Lexington will host a conference call today, Wednesday, February 24, 2010, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2009. Interested parties may participate in this conference call by dialing (800) 946-0708 or (719) 457-2615. A replay of the call will be available through March 10, 2010, at (888) 203-1112 or (719) 457-0820, Replay Pin Number: 4153488. A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and Twelve Months ended December 31, 2009 and 2008
(Unaudited and in thousands, except share and per share data)

	Three months ended December 31,		Year ended December 31,
	2009	2008	2009	2008
Gross Revenues:
Rental	$79,566	$87,024	$334,224	$376,760
Advisory and incentive fees	388	360	1,822	1,432
Tenant reimbursements	10,116	11,186	40,575	39,957
Total gross revenues	90,070	98,570	376,621	418,149

Expense applicable to revenues:
Depreciation and amortization	(42,357)	(47,542)	(174,119)	(228,542)
Property operating	(20,917)	(20,786)	(83,343)	(75,182)
General and administrative	(5,706)	(5,054)	(23,586)	(30,497)
Non-operating income	1,166	1,830	8,117	24,407
Interest and amortization expense	(32,110)	(35,943)	(131,629)	(152,904)
Debt satisfaction gains, net	155	24,346	17,023	59,710
Change in value of forward equity commitment	4,586	(2,128)	7,182	(2,128)
Impairment charges and loan losses	(25,773)	—	(27,350)	—
Gains on sale-affiliates	—	—	—	31,806

Income (loss) before provision for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	(30,886)	13,293	(31,084)	44,819
Provision for income taxes	(727)	(380)	(2,378)	(2,985)
Equity in earnings (losses) of non-consolidated entities	7,637	(20,134)	(123,176)	(43,305)
Loss from continuing operations	(23,976)	(7,221)	(156,638)	(1,471)

Discontinued operations:
Income (loss) from discontinued operations	368	(506)	(1,345)	(1,162)
Provision for income taxes	(9)	(168)	(78)	(529)
Debt satisfaction gains, net	6,864	3,495	11,471	3,062
Gains on sales of properties	2,854	1,166	9,134	13,151
Impairment charges	(35,029)	(12,762)	(73,816)	(16,519)
Total discontinued operations	(24,952)	(8,775)	(54,634)	(1,997)
Net loss	(48,928)	(15,996)	(211,272)	(3,468)
Less net loss attributable to noncontrolling interests	2,961	2,206	1,120	6,222
Net income (loss) attributable to Lexington Realty Trust	(45,967)	(13,790)	(210,152)	2,754
Dividends attributable to preferred shares- Series B	(1,590)	(1,590)	(6,360)	(6,360)
Dividends attributable to preferred shares- Series C	(1,702)	(2,111)	(7,218)	(8,852)
Dividends attributable to preferred shares- Series D	(2,926)	(2,926)	(11,703)	(11,703)
Redemption discount – Series C	—	—	—	5,678
Conversion dividend – Series C	—	—	(6,994)	—
Net loss attributable to common shareholders	$(52,185)	$(20,417)	$(242,427)	$(18,483)

Loss per common share-basic:
Loss from continuing operations	$(0.25)	$(0.15)	$(1.75)	$(0.24)
Loss from discontinued operations	(0.18)	(0.08)	(0.47)	(0.04)
Net loss attributable to common shareholders	$(0.43)	$(0.23)	$(2.22)	$(0.28)

Weighted average common shares outstanding - basic	120,530,087	86,895,674	109,280,955	67,872,590

Loss per common share-diluted:
Loss from continuing operations	$(0.25)	$(0.15)	$(1.75)	$(0.24)
Loss from discontinued operations	(0.18)	(0.08)	(0.47)	(0.04)
Net loss attributable to common shareholders	$(0.43)	$(0.23)	$(2.22)	$(0.28)

Weighted average common shares outstanding-diluted	120,530,087	86,895,674	109,280,955	67,872,590

Amounts attributable to common shareholders:
Loss from continuing operations	$(30,329)	$(13,171)	$(190,635)	$(15,776)
Loss from discontinued operations	(21,856)	(7,246)	(51,792)	(2,707)
Net loss attributable to common shareholders	$(52,185)	$(20,417)	$(242,427)	$(18,483)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
December 31, 2009 and December 31, 2008
( Unaudited and in thousands, except share and per share data)

	December 31, 2009	December 31, 2008
Assets:
Real estate, at cost	$3,552,806	$3,756,188
Less: accumulated depreciation and amortization	537,406	461,661
	3,015,400	3,294,527
Properties held for sale-discontinued operations	—	8,150
Intangible assets, net	267,161	343,192
Cash and cash equivalents	53,865	67,798
Restricted cash	21,519	31,369
Investment in and advances to non-consolidated entities	55,985	179,133
Deferred expenses, net	38,245	35,741
Notes receivable, net	60,567	68,812
Rent receivable-current	11,463	19,829
Rent receivable- deferred	12,529	16,499
Other assets	43,111	40,675
Total assets	$3,579,845	$4,105,725

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,857,909	$2,033,854
Exchangeable notes payable	85,709	204,074
Trust preferred securities	129,120	129,120
Contract right payable	15,252	14,776
Dividends payable	18,412	24,681
Liabilities-discontinued operations	—	6,142
Accounts payable and other liabilities	43,629	33,814
Accrued interest payable	11,068	16,345
Deferred revenue-below market leases, net	107,535	121,722
Prepaid rent	13,975	20,126
	2,282,609	2,604,654
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $104,760 and $129,915 respectively, and 2,095,200 and 2,598,300 shares issued and outstanding in 2009 and 2008, respectively	101,778	126,217
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 121,943,258 and 100,300,238 shares issued and outstanding in 2009 and 2008, respectively	12	10
Additional paid-in-capital	1,750,979	1,638,540
Accumulated distributions in excess of net income	(870,862)	(569,131)
Accumulated other comprehensive income (loss)	673	(15,650)
Total shareholders’ equity	1,208,669	1,406,075
Noncontrolling interests	88,567	94,996
Total equity	1,297,236	1,501,071
Total liabilities and equity	$3,579,845	$4,105,725

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months ended December 31,		Twelve Months ended December 31,
	2009	2008	2009	2008
EARNINGS PER SHARE: (1)
Basic:
Loss from continuing operations attributable to common shareholders	$(30,329)	$(13,171)	$(190,635)	$(15,776)
Less: Unvested common share dividends	(64)	(69)	(449)	(491)
Loss attributable to common shareholders from continuing operations for earnings per share	(30,393)	(13,240)	(191,084)	(16,267)
Loss from discontinued operations attributable to common shareholders	(21,856)	(7,246)	(51,792)	(2,707)
Net loss attributable to common shareholders for earnings per share - basic	$(52,249)	$(20,486)	$(242,876)	$(18,974)

Weighted average number of common shares outstanding – basic	120,530,087	86,895,674	109,280,955	67,872,590

Loss per common share-basic:
Loss from continuing operations	$(0.25)	$(0.15)	$(1.75)	$(0.24)
Loss from discontinued operations	(0.18)	(0.08)	(0.47)	(0.04)
Net loss attributable to common shareholders	$(0.43)	$(0.23)	$(2.22)	$(0.28)

Diluted:
Loss attributable to common shareholders from continuing operations for earnings per share-basic	$(30,393)	$(13,240)	$(191,084)	$(16,267)
Incremental loss attributed to assumed conversion of dilutive securities	—	—	—	—
Loss attributable to common shareholders from continuing operations for earnings per share	(30,393)	(13,240)	(191,084)	(16,267)
Loss from discontinued operations attributable to common shareholders	(21,856)	(7,246)	(51,792)	(2,707)
Net loss attributable to common shareholders for earnings per share - diluted	$(52,249)	$(20,486)	$(242,876)	$(18,974)

Weighted average number of common shares used in calculation of basic earnings per share	120,530,087	86,895,674	109,280,955	67,872,590
Add incremental shares representing:
Shares issuable upon conversion of dilutive securities	—	—	—	—
Weighted average number of shares used in calculation of diluted earnings per share	120,530,087	86,895,674	109,280,955	67,872,590

Loss per common share-diluted:
Loss from continuing operations	$(0.25)	$(0.15)	$(1.75)	$(0.24)
Loss from discontinued operations	(0.18)	(0.08)	(0.47)	(0.04)
Net loss attributable to common shareholders	$(0.43)	$(0.23)	$(2.22)	$(0.28)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE (Continued)
(Unaudited and in thousands, except share and per share data)

	Three Months ended December 31,		Twelve Months ended December,
	2009	2008	2009	2008
COMPANY FUNDS FROM OPERATIONS: (1) (2)
Basic and Diluted:
Net loss attributable to common shareholders	$(52,185)	$(20,417)	$(242,427)	$(18,483)
Adjustments:
Depreciation and amortization	41,597	50,350	178,000	241,986
Noncontrolling interests- OP units	(2,903)	(2,297)	(1,970)	(12,493)
Amortization of leasing commissions	794	1,191	3,063	2,684
Joint venture and noncontrolling interest adjustment	(1,106)	7,933	4,279	23,245
Gain on sale of joint venture investment	(2,000)	—	(2,003)	—
Noncontrolling interest share of gain on sale	—	—	—	1,385
Preferred dividends- Series C	1,702	2,111	14,212	3,174
Gains on sale of properties	(2,854)	(1,166)	(9,134)	(44,957)
Gain on sale of marketable securities	—	—	(19)	—
Company FFO	$(16,955)	$37,705	$(55,999)	$196,541

Basic:
Weighted average shares outstanding-basic EPS	120,530,087	86,895,674	109,280,955	67,872,590
Unvested share-based payment awards	676,145	386,256	698,549	415,741
Operating partnership units	5,442,773	18,327,874	5,447,974	34,202,572
Preferred Shares- Series C	5,099,507	5,633,894	5,370,135	6,094,590
Weighted average shares outstanding-basic Company FFO	131,748,512	111,243,698	120,797,613	108,585,493
Company FFO per share	$(0.13)	$0.34	$(0.46)	$1.81

Diluted:
Weighted average shares outstanding – diluted EPS	120,530,087	86,895,674	109,280,955	67,872,590
Unvested share-based payment awards	676,145	386,256	698,549	415,741
Operating partnership units	5,442,773	18,327,874	5,447,974	34,202,572
Preferred Shares- Series C	5,099,507	5,633,894	5,370,135	6,094,590
Weighted average shares outstanding – diluted Company FFO	131,748,512	111,243,698	120,797,613	108,585,493
Company FFO per share	$(0.13)	$0.34	$(0.46)	$1.81

1 Effective January 1, 2009 the Company adopted new guidance issued by the FASB relating to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) and new guidance on determining whether instruments granted in share-based payment transactions are participating securities, both of which required retrospective application to prior periods. In accordance with the new FASB guidance, net income attributable to common shareholders and earnings per common share and accordingly FFO and FFO per common share are adjusted for an allocation of net income to unvested share awards. However, net losses will not be allocated to unvested share awards. The Company’s FFO per common share (diluted) and earnings per common share (diluted) were reduced by the Company’s implementation of this new guidance. FFO per common share (diluted) was reduced by $0.03 for the three months ended December 31, 2008, and $0.09 for the twelve months ended December 31, 2008 respectively. Loss per common share (diluted) was increased by $0.02 for the three months ended December 31, 2008, and loss per common share (diluted) was increased by $0.09 for the twelve months ended December 31, 2008.

2 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”), historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2009 Fourth Quarter Leasing Summary

	NEW LEASES
	Tenants/Guarantors	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)
	Office
1	Brown Mackie College (1)	Phoenix	AZ	09/2019	4,747	$85	$85
2	Grupo SMS U.S.A. LLC (2)	Irvine	CA	05/2020	35,028	$787	$876
3	Leetex Construction (1)	Dallas	TX	07/2012	554	$9	$9
4	Neighborhood Assistance Corporation of America	Decatur	GA	05/2017	6,994	$138	$138
5	Patient Advocate Foundation	Hampton	VA	12/2019	36,484	$602	$602
6	STIA, LLC	Dallas	TX	01/2013	1,288	$18	$18
6	Total office new leases				85,095	$1,639	$1,728

	Industrial
1	Ozburn-Hessey Logistics	Statesville	NC	05/2013	471,000	$1,313	$1,313
2	Cardinal Unijax, LLC and Camelot Drive Holdings, LLC (3)	Jacksonville	FL	03/2010	58,589	$148	$148
2	Total industrial new leases				529,589	$1,461	$1,461
8	TOTAL NEW LEASES				614,684	$3,100	$3,189

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)
	Office
1	Alice H. Vinton, d/b/a Vinton Realty	Honolulu	HI	10/2009	02/2013	308	$4	$7	$4	$7
2	Capital One Services, LLC	Glenn Allen	VA	03/2010	03/2012	77,045	$732	$1,019	$785	$1,010
3	City National Bank of NJ (4)	Philadelphia	PA	12/2009	12/2010	5,315	$239	$213	$239	$213
4	Cityspace Real Estate, Inc.	Dallas	TX	11/2009	11/2012	1,161	$16	$17	$16	$17
5	Dallas MTA, L.P., d/b/a Verizon Wireless	Dallas	TX	09/2009	09/2014	265	$25	$18	$25	$18
6	Entergy Arkansas, Inc.	Little Rock	AR	10/2010	10/2015	36,311	$237	$237	$237	$237
7	Entergy Services, Inc. (3)	Pine Bluff	AR	10/2010	10/2015	27,189	$192	$192	$192	$192
8	HSBC Card Services, Inc.	Tulsa	OK	01/2010	01/2011	101,100	$1,446	$1,307	$1,446	$1,307
9	John Michelli	Baltimore	MD	09/2009	12/2015	543	$4	$3	$4	$3
10	Money Management International (5)	Phoenix	AZ	03/2016	07/2018	48,831	$1,099	$646	$1,107	$627
11	United HealthCare Services, Inc.	San Antonio	TX	11/2010	11/2017	142,500	$1,781	$1,640	$1,866	$1,621
12	Windell Investments, Inc. (2)	Irvine	CA	02/2010	08/2015	6,725	$160	$129	$160	$129
12	Total office lease extensions					447,293	$5,935	$5,428	$6,081	$5,381
12	TOTAL LEASE EXTENSIONS					447,293	$5,935	$5,428	$6,081	$5,381

20	TOTAL NEW AND EXTENDED LEASES					1,061,977	$9,035	$5,428	$9,270	$5,381
Footnotes
(1)	Represents expansion portion of existing lease.
(2)	Consolidated joint venture property, our ownership is 64.35%.
(3)	Held as an investment in Net Lease Strategic Assets Fund.
(4)	Consolidated joint venture property, our ownership is 80.50%.
(5)	New cash and GAAP rents represent full occupancy, prior cash and GAAP rents for 28,710 square feet.

LEXINGTON REALTY TRUST
2009 Fourth Quarter Investment/Disposition Summary

	INVESTMENTS
	Tenants/Guarantors	Location		Property Type	Basis ($000)	Estimated Current Annual Cash Rent Net ($000)	Current Cash Yield	Lease Expiration
1	Canal Insurance Company (1)	Greenville	SC	Office	$10,500	$903	8.6%	12/2029
1	TOTAL INVESTMENT				$10,500	$903	8.6%

	DISPOSITIONS (2)
	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Annualized NOI	Month of Disposition
1	Compass Bank	Beaumont	TX	Office	$3,200	$290	Nov
2	Kohl's Department Stores, Inc.	Eau Claire	WI	Retail	$5,000	$472	Dec
3	Multi-tenant	Dallas	TX	Office	$7,750	$482	Dec
4	Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	Rock Falls	IL	Retail	$650	$128	Nov
5	Staples, Inc.	Baton Rouge	LA	Industrial	$5,000	$454	Dec
6	Vacant (3)	Houston	TX	Office	$18,229	$408	Dec
7	Vacant (3)	Plymouth	MI	Industrial	$4,335	$(499)	Dec
8	Vacant	Grand Prairie	TX	Retail	$1,525	$(37)	Nov
8	TOTAL DISPOSITIONS				$45,689	$1,698

Footnotes
(1)
Tenant has an option to purchase the property on the fifth anniversary of the lease commencement at fair market value, but not less than $10.7 million and no greater than $11.6 million. If tenant fails to exercise its purchase option, Lexington has the right to require tenant to purchase the property for approximately $10.7 million.

(2)
Lexington also sold its investment in two joint ventures for an aggregate gross sales price of approximately $36.6 million. Lexington's share of gross sales price  was approximately $14.7 million and net proceeds were approximately $12.6 million.

(3)	Gross sale price represents mortgage debt balance transferred to lender.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2010	1/14/2010	421 Butler Farm Rd.	Hampton	VA	(20)(22)	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	20,031	181	117	0
	1/31/2010	389-399 Interpace Hwy.	Parsippany	NJ	(17)(18)(20)	Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	19,704	534	524	0
	11/30/2010	5724 West Las Positas Blvd.	Pleasanton	CA	(8)(9)(27)	NK Leasehold, LLC	40,914	778	643	0
	12/31/2010	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	654	606	475
		1701 Market St.	Philadelphia	PA	(6)(10)	Sun National Bank	5,315	213	213	0
2011	1/31/2011	4848 129th East Ave.	Tulsa	OK	—	HSBC Card Services, Inc. (HSBC Finance Corporation)	101,100	1,307	1,307	0
	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	96,118	1,813	1,812	2,402
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Alcatel-Lucent USA, Inc.	124,944	2,230	2,059	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	SunTrust Bank	63,800	675	756	675
	12/20/2011	15 Nijborg	3927 DA Renswoude	The Netherlands	(27)	AS Watson (Health and Beauty Continental Europe, BV)	17,610	351	351	0
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Chrysler Financial Services Americas, LLC	130,290	3,660	3,455	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	1,914	1,791	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods North America, Inc.	73,264	1,402	1,385	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	61,180	799	799	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)(10)	Car-Tel Communications, Inc.	1,220	49	48	0
		3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	68,165	1,169	867	1,295
		120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	77,045	1,014	1,010	847
	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America NT & SA	637,503	8,710	8,794	0
	8/31/2012	5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	84,200	1,373	1,547	0
					—	Damar Services, Inc.	5,756	42	42	47
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	20,203	261	251	0
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	70,100	1,109	1,114	1,207
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	63,049	1,445	1,257	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	2,408	2,259	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	153,364	1,679	1,624	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	62,400	1,099	1,088	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	157,790	2,229	2,251	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	52,994	384	527	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	268,445	4,830	4,889	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	184,000	960	1,869	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	238,600	4,714	4,882	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	JPMorgan Chase Bank, NA	179,300	1,255	1,255	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	59,927	1,253	1,159	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	166,575	1,743	1,600	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	3,499	3,390	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	81,859	1,821	1,870	0

2014	1/31/2014	1701 Market St.	Philadelphia	PA	(10)	Morgan, Lewis & Bockius, LLC	293,170	4,465	4,464	5,149
		6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	282,000	7,735	4,008	2,754
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	218,414	4,135	5,006	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	2,648	2,657	0
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	3,441	3,449	0
		859 Mount Vernon Hwy.	Atlanta	GA	(16)	International Business Machines Corporation (Internet Security Systems, Inc.)	50,400	1,208	1,030	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	101,111	1,618	1,627	0
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	95,500	2,244	2,123	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	1,591	1,621	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	1,976	2,015	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	115,558	2,070	2,848	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	106,944	2,124	2,151	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	95,600	1,899	1,896	0
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	199	187	199
		180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	226,000	2,973	2,966	0
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	198	286	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	112	97	112
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	107,872	1,429	1,378	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	1,206	1,241	0
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	88	74	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	77	63	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	78	87	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	95	89	95
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	187,163	1,158	1,418	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant, N.V.)	125,293	2,059	2,132	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	(18)(20)	Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	133,647	3,624	3,555	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	164,689	3,438	3,438	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	138,443	3,098	3,204	3,612
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	554,385	8,163	7,375	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	165,836	2,091	1,943	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	97,000	1,112	1,256	0
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	125,920	2,732	1,832	0
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	125,155	2,789	1,757	0
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	237	237	237
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	180,507	2,188	3,189	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Shared Services, LLC	221,215	2,486	1,823	2,486
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	484	501	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	Perkin Elmer Instruments, LLC	13,955	224	232	0
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	—	TEMIC Automotive of North America, Inc.	119,829	3,073	2,442	0
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	106,877	1,338	1,600	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	128,500	2,206	2,372	0
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc.	142,500	1,640	1,631	1,968
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	US Government	159,664	3,005	3,386	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	6/14/2018	17 Nijborg	3927 DA Renswoude	The Netherlands	(27)	AS Watson (Health and Beauty Continental Europe, BV)	114,195	3,124	2,491	0
	7/31/2018	4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	18,400	428	449	0
	9/15/2018	295 Chipeta Way	Salt Lake City	UT	—	University of Utah	295,000	5,696	5,696	0
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)(10)	Brinker Corner Bakery II, LLC	8,070	196	211	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	130,000	1,927	1,975	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation	320,198	4,332	4,364	0
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation	155,925	2,063	2,063	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	7,113	7,013	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	4,335	4,539	4,925
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	—	John Wiley & Sons, Inc.	123,416	2,347	2,269	0
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	(20)(22)	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	36,484	602	602	0
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	(5)	National Louis University	99,414	1,323	1,669	0
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	193,000	2,818	2,883	3,812
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	136,789	2,157	2,237	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	50,076	763	840	0
2021	1/31/2021	389-399 Interpace Hwy.	Parsippany	NJ	(17)(20)	Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	186,889	5,068	4,972	0
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	2,922	2,670	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	2,923	2,923	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc.	123,734	2,296	2,327	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Assoc.	52,337	1,532	1,661	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	2,277	2,952	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	178,000	3,532	3,902	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, LLC (Infocrossing, Inc.)	85,200	1,167	1,167	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	60,000	1,128	1,128	0
2029	12/31/2029	400 East Stone Ave.	Greenville	SC	(21)	Canal Insurance Company	128,041	0	0	0
NA	NA	10475 Crosspoint Blvd.	Fishers	IN	—	(Available for Lease)(Prior tennat John Wiley & Sons, Inc.)	17,631	0	0	0
		1701 Market St.	Philadelphia	PA	(10)	Parking Operators	0	2,283	2,283	0
		101 East Erie St.	Chicago	IL	—	(Available for Lease)	12,270	0	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.8% Leased	13,239,310	$214,663	$211,383

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2010	3/31/2010	1601 Pratt Ave.	Marshall	MI	—	Joseph Campbell Company	58,300	141	141	0
		191 Arrowhead Dr.	Hebron	OH	(15)	Owens Corning Insulating Systems, LLC	102,960	286	286	0
	4/30/2010	2203 Sherrill Dr.	Statesville	NC	(19)(20)	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	168,600	386	640	0
	5/31/2010	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	895	878	881
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Company	205,016	508	786	508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods North America, Inc.	344,700	1,608	1,577	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	701,819	2,440	2,370	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics U.S., Inc. (TNT Holdings, B.V.)	1,164,000	3,413	3,304	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics U.S., Inc. (TNT Holdings, B.V.)	744,570	2,287	2,214	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	290,133	1,886	1,834	2,081
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel Logistics, Inc. (NFC plc)	252,000	869	866	0
2013	5/31/2013	2203 Sherrill Dr.	Statesville	NC	(19)(20)	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	471,000	1,313	1,313	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (TNT Holdings, B.V.)	595,346	1,054	1,054	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	825	809	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	90,000	404	314	446
		75 North St.	Saugerties	NY	(14)	Rotron, Inc. (EG&G)	52,000	122	232	122
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	450	488	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	268,104	954	915	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	559,258	3,410	3,509	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	248,200	793	793	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	222,200	684	684	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck & Company	780,000	1,592	1,694	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	1,151	1,164	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	244,851	1,068	1,087	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	296,972	2,645	2,595	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	1,347	1,342	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	221,833	958	958	0
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	972,625	1,535	1,535	1,200
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	2,337	2,611	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie, NV)	335,610	3,400	3,400	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	229,605	1,129	1,276	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,405	381	370	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(12)	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	1,049	1,493	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	500,500	1,833	1,999	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	120,000	480	403	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	1,257	1,356	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	1,010,859	2,996	3,109	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	336,350	1,346	1,346	1,402
		4010 Airpark Dr.	Owensboro	KY	—	Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	211,598	1,208	1,208	829

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	424,904	1,687	1,687	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	167,770	537	537	558
		750 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	539,592	2,838	2,838	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	458,000	1,944	2,251	2,164
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey, Inc.)	646,000	1,954	2,170	0
NA	NA	1109 Commerce Blvd.	Swedesboro	NJ	—	(Available for Lease)	262,644	0	0	0
		1665 Hughes Way	Long Beach	CA	(11)	(Available for Lease)	200,541	0	0	0
		191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	147,450	0	0	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	33,954	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	179,200	0	0	0
		6 Doughten Rd.	New Kingstown	PA	—	(Available for Lease)	330,000	0	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						92.6% Leased	18,918,304	$61,400	$63,436

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2010	7/1/2010	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	130	130	134
2011	5/31/2011	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys “R” Us, Inc.	43,105	281	298	279
		4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	48,492	171	242	171
		12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys “R” Us, Inc.	42,842	305	324	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc.	43,123	257	273	255
	6/30/2011	4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	37,214	363	306	0
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Company	52,200	281	404	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	165	265	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	165	136	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	165	116	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	165	135	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	165	105	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	165	164	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	44,000	304	360	304
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	40,000	326	326	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery	35,000	161	186	161
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery	35,000	193	285	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	23,000	73	73	73
		104 Branchwood Shopping Center	Jacksonville	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	23,000	84	110	84
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	23,000	138	138	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc. (Delhaize America, Inc.)	23,000	62	123	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc. (Delhaize America, Inc.)	23,000	166	166	166
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Company	31,170	159	213	159
		302 Coxcreek Pkwy.	Florence	AL	—	The Kroger Company	42,130	224	313	223
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	29,119	111	158	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	59,000	458	1,197	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	28,721	193	193	193
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc.	30,757	222	174	185
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	16,037	82	82	97
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	40,800	186	333	186
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores	68,024	358	478	376

2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	46,350	465	465	465
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	45,800	395	395	395
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	70	70	0
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture	53,280	424	424	400
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	94,970	403	329	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holding Corporation	107,210	458	751	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	120,727	675	482	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	107,489	718	555	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	193,193	1,017	731	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	90,933	474	347	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong’s Family, Inc.	61,000	268	404	0
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl's Department Stores, Inc.	102,381	400	420	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	34,459	602	602	0
NA	NA	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	11,931	0	0	0
		35400 Cowan Rd.	Westland	MI	(7)	(Available for Lease)(Prior tenant Sam’s Real Estate Business Trust)	101,402	62	62	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	60,698	0	0	0
		811 US Hwy. 17	North Myrtle Beach	SC	—	(Available for Lease)	41,021	0	0	0
	RETAIL TOTAL/WEIGHTED AVERAGE					90.6% Leased	2,280,475	$12,709	$13,843

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Gross Book Value ($000) (23)	Sq.Ft.	Percentage Leased	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES
Various	Various	10 John St.	Clinton	CT	(12)	Multi-Tenant	1972	3,195	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	11,608	67,508	95%	1,296	1,310	19,561
		100 Light St.	Baltimore	MD	—	Multi-Tenant	1973/2009	207,286	523,240	27%	10,632	10,632	0
		130 East Shore Dr.	Glen Allen	VA	(26)	Multi-Tenant	2000	13,700	79,675	100%	686	914	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	(24)	Multi-Tenant	1981/1982/2005/2007/2009	25,632	138,940	100%	1,571	1,921	0
		1500 Hughes Way	Long Beach	CA	(11)(25)	Multi-Tenant	1981	120,951	490,054	67%	4,770	6,391	15,252
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	19,975	121,686	71%	916	916	0
		17770 Cartwright Rd.	Irvine	CA	(13)	Multi-Tenant	1982	36,238	143,165	81%	2,387	2,503	0
		2300 Litton Ln.	Hebron	KY	(24)	Multi-Tenant	1986/1996	10,179	80,440	100%	465	455	0
		255 California St.	San Francisco	CA	(9)	Multi-Tenant	1959	40,444	173,455	67%	3,548	3,630	19,924
		3468 Georgia Hwy. 120	Duluth	GA	(7)(24)	Multi-Tenant	1971	1,950	10,341	0%	133	151	0
		350 Pine St.	Beaumont	TX	(24)	Multi-Tenant	1981	29,940	425,198	82%	4,446	4,647	0
		5550 Tech Center Dr.	Colorado Springs	CO	(7)(27)	Multi-Tenant	1982	6,790	61,690	0%	280	249	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	26,459	674,528	52%	1,017	1,017	13,418
		6277 Sea Harbor Dr.	Orlando	FL	(7)	Multi-Tenant	1984	51,720	355,840	0%	3,004	2,777	0
		6301 Gaston Ave.	Dallas	TX	—	Multi-Tenant	1970/1981	22,164	173,855	63%	1,488	1,488	0
		King St./1032 Fort St. Mall	Honolulu	HI	(24)	Multi-Tenant	1979/2002	35,962	324,901	96%	3,334	3,342	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						58.7% Leased			3,885,704		$39,973	$42,343	$68,155

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					91.50% Leased			38,323,793		$328,745	$331,005

Footnotes
(1)	Square foot leased or vacant.
(2)	Twelve months ended 12/31/09 cash rent.
(3)	Twelve months ended 12/31/09 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)	Rents from tenants prior to expiration of lease, prior tenant has vacated.
(8)	Tenant exercised purchase option under the lease, closed 01/15/2010.
(9)	Lexington has an 0.01% interest in this property.
(10)	Lexington has an 80.5% interest in this property.
(11)	Lexington has an 55.0% interest in this property.
(12)	Lexington has an 71.1% interest in this property.
(13)	Lexington has an 64.4% interest in this property.
(14)	Lexington has an 57.8% interest in this property.
(15)	Month to month tenant.
(16)	Current lease ends 05/2013, however, new tenant (Problem Solved, LLC) lease expires 05/2014.
(17)	Lease entered into with new tenant (Reckitt Benckiser, Inc.) effective 02/2010 for 163,386 square feet which expires 01/2021 and 23,503 square feet which expires 04/2010.
(18)	Lease entered into with subtenant (Cadbury Schweppes Holdings) effective 02/2010 which expires 06/2015.
(19)	Lease entered into with new tenant (Ozburn-Hessey Logistics) effective 03/2010 for 471,000 square feet which expires 05/2013.
(20)	Cash rent and GAAP base rent represent current tenant's allocated rents.
(21)	Property acquired on 12/31/2009.
(22)	Lease entered into with new tenant (Patient Advocate Foundation) effective 02/2010 for 36,484 square feet which expires 12/2019.
(23)	Represents GAAP capitalized costs.
(24)	Property is collateral for secured credit facility.
(25)	Contract right payable.
(26)	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
(27)	Property sold subsequent to December 31, 2009.

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2010	3/31/2010	109 Stevens St.	Jacksonville	FL	—	Cardinal Unijax, LLC and Camelot Drive Holdings, LLC	1959/1967	58,589	25	25	0
	10/31/2010	265 Lehigh St.	Allentown	PA	—	Wachovia Bank National Association	1980	71,230	250	570	261
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	1,506	2,053	1,588
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1986/1997/2000	252,300	2,452	3,109	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	Electronic Data Systems, LLC	2002	405,000	2,910	2,968	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Motors	1982	10,000	275	236	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	Advance PCS, Inc.	2002	59,748	900	900	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	310	307	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding, NV)	1998	95,133	2,354	2,210	0
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	638	638	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	735	654	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Shared Services, LLC	2003	236,547	2,698	2,680	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	1,988	2,074	0
	7/1/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,061	2,649	2,817
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	423	423	0
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	787	809	853
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	975	1,020	0
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	1,486	1,536	0
		1700 47th Ave North	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	594	594	0
	9/27/2015	9110 Grogans Mill Rd.	Houston	TX	—	Baker Hughes, Inc.	1992	275,750	3,363	3,147	2,756
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	65,500	929	838	746
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1964/1973	27,189	192	192	192
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas	2001	108,800	1,523	1,617	0
	7/14/2016	6455 State Hwy 303 Northeast	Bremerton	WA	—	Nextel West Corporation	2002	60,200	1,085	1,163	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	1,152	1,152	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	475	479	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	3,073	3,726	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, LP	2007	62,218	1,128	1,128	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	765	803	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	1,435	1,572	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	1,251	1,364	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	798	986	0
		9601 Renner Blvd.	Lenexa	KS	(6)	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,273	1,392	0
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive, Ltd.)	2005	133,221	1,200	1,200	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	1,274	1,355	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	1,265	1,150	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	1,114	1,251	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,843	1,932	0
2022	7/31/2022	1440 East 15th St.	Tucson	AZ	—	CoxCom, Inc.	1988	28,591	502	552	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	2,185	2,169	1,678

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 12/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2009 ($000) (2)	GAAP Base Rent as of 12/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (R. Durdin, J. Durdin)	2005	77,076	1,283	1,507	0
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	930	1,171	0
NA	NA	109 Stevens St.	Jacksonville	FL	—	(Available for Lease)(Prior tenant Unisource Worldwide, Inc.)	1959/1967	110,211	557	519	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					98.2% Leased		6,103,462	$54,962	$57,820

Footnotes
(1)	Square foot leased or vacant.
(2)	Twelve months ended 12/31/09 cash rent.
(3)	Twelve months ended 12/31/09 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
12/31/2009

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 12/31/2009 ($000)	Rent PSF	Net Rentable Area	Cash Rent as of 12/31/2009 ($000)	Rent PSF	Net Rentable Area	Cash Rent as of 12/31/2009 ($000)	Rent PSF
2010	130,364	$2,360	$18.10	730,382	$1,708	$2.34	42,130	$130	$3.09
2011	533,862	$10,036	$18.80	1,251,535	$4,556	$3.64	266,976	$1,658	$6.21
2012	1,591,463	$23,374	$14.69	2,450,703	$8,455	$3.45	214,000	$1,974	$9.22
2013	1,653,890	$23,787	$14.38	471,000	$1,313	$2.79	305,140	$1,668	$5.47
2014	2,369,353	$43,609	$18.41	934,292	$2,405	$2.57	30,757	$222	$7.22
2015	1,853,842	$30,501	$16.45	150,000	$450	$3.00	56,837	$268	$4.72
2016	572,735	$8,455	$14.76	1,297,762	$5,841	$4.50	-	$-	$-
2017	377,877	$5,184	$13.72	1,652,811	$6,456	$3.91	68,024	$358	$5.26
2018	1,045,527	$18,708	$17.89	994,283	$2,305	$2.32	883,719	$5,099	$5.77
2019	1,326,625	$17,783	$13.40	1,621,875	$3,872	$2.39	-	$-	$-
2020	379,865	$5,738	$15.11	1,116,000	$5,959	$5.34	-	$-	$-
2021	623,174	$13,209	$21.20	2,054,639	$6,566	$3.20	61,000	$268	$4.39
2022	52,337	$1,532	$29.27	-	$-	$-	-	$-	$-
2023	425,254	$5,809	$13.66	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$2,295	$15.81	2,138,214	$9,560	$4.47	-	$-	$-
2026	-	$-	$-	646,000	$1,954	$3.02	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	136,840	$1,002	$7.32
2029 (2)	128,041	$-	$-	-	$-	$-	-	$-	$-
Total/Weighted Average (1)	13,209,409	$212,380	$16.08	17,509,496	$61,400	$3.51	2,065,423	$12,647	$6.12

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include Multi-Tenant properties and Parking Operations.
(2)	New property acquired 12/31/2009.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
12/31/2009

Year	Number of Leases Expiring	GAAP Base Rent as of 12/31/2009 ($000)	Percent of GAAP Base Rent as of 12/31/2009
2010	10	$4,178	1.5%
2011	15	$16,320	5.7%
2012	28	$33,084	11.6%
2013	22	$28,777	10.1%
2014	28	$43,946	15.3%
2015	14	$29,050	10.1%
2016	9	$14,088	4.9%
2017	8	$12,621	4.4%
2018	19	$25,421	8.9%
2019	8	$22,301	7.8%
2020	7	$12,499	4.4%
2021	9	$20,163	7.0%
2022	1	$1,661	0.6%
2023	2	$6,854	2.4%
2024	-	$-	0.0%
2025	8	$12,162	4.2%
2026	1	$2,170	0.8%
2027	-	$-	0.0%
2028	2	$1,022	0.4%
2029 (2)	1	$-	0.0%
Total (1)	192	$286,317	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include Multi-Tenant properties and Parking Operations.
(2)	New property acquired 12/31/2009.

LEXINGTON REALTY TRUST
Mortgage Notes Receivable
12/31/2009

						Current
			Note	Imputed		Estimated	Balloon	Escrow
Collateral			Balance	Interest	Maturity	Annual Debt	Payment	Balance
	City	State	($000)(1)	Rate	Date	Service ($000)	($000)	($000)
Office	Wilsonville	OR	$10,760	5.46%	08/2015	$750	$9,684	$1,184
	Westmont (2)	IL	$27,654	6.45%	10/2015	$2,090	$25,731	$4,798
	Southfield	MI	$9,318	4.55%	02/2015	$1,282	$5,810	$-
Retail	Austin	TX	$1,265	16.00%	10/2018	$-	$5,104	$-
	Tampa	FL	$204	8.0%	12/2020	$29	$-	$-
	Various	Various	$8,259	8.0%	01/2014	$2,396	$-	$-
	Various	Various	$1,436	8.0%	02/2021	$69	$-	$-
	Various	Various	$880	8.0%	03/2022	$74	$-	$-
	Various	Various	$791	8.0%	12/2021	$43	$-	$-

	Total Mortgage Notes Receivables		$60,567			$6,733	$46,329	$5,982

Footnotes
(1) Includes accrued interest.
(2) Escrow balance includes $4,394 in a collateral escrow account maintained by the borrower.

LEXINGTON REALTY TRUST
2009 Fourth Quarter Financing Summary

	DEBT RETIRED
		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	Exchangeable Guaranteed Notes	$17,550	$16,787	5.450%	01/2012
2	Credit Facility	$23,000	$23,000	3.084%	02/2011
3	Term Loan	$652	$652	3.084%	02/2011
4	Eau Claire, WI (1)	$1,198	$1,198	8.000%	07/2014
5	Baton Rouge, LA (1)	$1,402	$1,402	7.375%	03/2010
6	Houston, TX	$18,229	$18,229	7.580%	10/2009
7	Plymouth, MI	$4,335	$4,335	7.960%	07/2011
7	TOTAL RETIRED	$66,366	$65,603

Footnotes
(1) Settled on sale of property.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
12/31/2009
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments		Corporate Debt
2010	$33,508	$105,978	(1)	$-
2011	30,888	85,172	(2)	171,348	(3)
2012	30,884	191,034		87,650	(4)
2013	27,067	234,937		60,723
2014	26,832	233,603		-
	$149,179	$850,724		$319,721

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2010	$2,627	$1,140
2011	2,690	6,903
2012	2,760	3,323
2013	2,900	2,496
2014	2,515	4,061
	$13,492	$17,923

Footnotes
(1) Reduced to $91,268 subsequent to quarter end.
(2) Reduced to $49,909 subsequent to quarter end.
(3) Reduced to $129,348 subsequent to quarter end.
(4) Reduced to $64,650 subsequent to quarter end.

LEXINGTON REALTY TRUST
2010 Mortgage Maturities by Property Type
12/31/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2009 ($000)	GAAP Base Rent as of 12/31/2009 ($000)
Office	5724 West Las Positas Blvd. (2)(3)(5)	Pleasanton	CA	40,914	$3,808	01/2010	11/2010	$-	$778	$643
	400 Butler Farm Rd. (5)	Hampton	VA	100,632	$6,758	04/2010	12/2014	$12,923	$1,206	$1,241
	421 Butler Farm Rd. (5)	Hampton	VA	56,515	$4,144	04/2010	01/2010	$7,015	$783	$719
	550 Business Center Dr.	Lake Mary	FL	125,920	$12,082	10/2010	09/2015	$23,958	$2,732	$1,832
	600 Business Center Dr.	Lake Mary	FL	125,155	$12,118	10/2010	09/2015	$23,846	$2,789	$1,757
	6555 Sierra Dr.	Irving	TX	247,254	$24,454	10/2010	03/2023	$46,661	$2,277	$2,952
	13651 McLearen Rd.	Herndon	VA	159,664	$17,301	12/2010	05/2018	$27,789	$3,005	$3,386
Industrial	3102 Queen Palm Dr.	Tampa	FL	229,605	$5,503	08/2010	06/2020	$9,648	$1,129	$1,276
Retail	1150 West Carl Sandburg Dr.	Galesburg	IL	94,970	$-	07/2010	12/2018	$2,884	$403	$329
	12080 Carmel Mountain Rd.	San Diego	CA	107,210	$-	07/2010	12/2018	$5,463	$458	$751
	21082 Pioneer Plaza Dr.	Watertown	NY	120,727	$-	07/2010	12/2018	$5,316	$675	$482
	255 Northgate Dr.	Manteca	CA	107,489	$-	07/2010	12/2018	$6,509	$718	$555
	5350 Leavitt Rd.	Lorain	OH	193,193	$-	07/2010	12/2018	$8,513	$1,017	$731
	97 Seneca Trail	Fairlea	WV	90,933	$-	07/2010	12/2018	$3,360	$474	$347
Multi-Tenant	255 California St. (2)(4)	San Francisco	CA	173,455	$19,810	02/2010	Various	$40,444	$3,548	$3,630

	Total 2010 Mortgage Maturities			1,973,636	$105,978			$224,329	$21,992	$20,631

Footnotes
(1)	Represents GAAP capitalized costs.
(2)
Properties are in a partnership that is a variable interest entity (VIE) that is consolidated with our operations as we are the primary beneficiary of the VIE, however, mortgage debt will be satisfied with partnership assets only. Our ownership interest is 0.01%.

(3)	Original maturity 12/2009, forbearance agreement until 01/15/2010, property sold to tenant/lender 01/15/2010.
(4)	Original maturity 12/2009, forbearance agreement in effect.
(5)	Mortgage satisfied subsequent to December 31, 2009.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
12/31/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2009 ($000)	GAAP Base Rent as of 12/31/2009 ($000)
Office	389-399 Interpace Hwy.	Parsippany	NJ	340,240	$37,047	03/2011	2015/2021	$109,022	$9,226	$9,051
	15/17 Nijborg (2)	Renswoude	The Netherlands	131,805	$35,263	04/2011	2011/2018	$46,465	$3,475	$2,842
	100 Barnes Rd.	Wallingford	CT	44,400	$3,187	05/2011	12/2010	$5,525	$654	$606
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,675	08/2011	05/2011	$18,865	$1,608	$1,577

	Total 2011 Mortgage Maturities			861,145	$85,172			$179,877	$14,963	$14,076

Footnotes
(1) Represents GAAP capitalized costs.
(2) Property sold subsequent to December 31, 2009 and mortgage was assumed by the buyer.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
12/31/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2009 ($000)	GAAP Base Rent as of 12/31/2009 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$1,338	$1,600
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,595	$2,486	$1,823
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2012	$17,211	$1,914	$1,791
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	09/2011	$23,881	$2,230	$2,059
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,829	05/2012	12/2011	$32,697	$3,660	$3,455
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$1,169	$867
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2016	$32,876	$3,073	$2,442
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	10/2012	$13,868	$1,109	$1,114
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$1,743	$1,600
Industrial	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,085	$869	$866
	34 East Main St.	New Kingstown	PA	179,200	$2,914	01/2012	NA	$6,034	$-	$-
	6 Doughten Rd.	New Kingstown	PA	330,000	$6,116	01/2012	NA	$12,342	$-	$-
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2011	$24,870	$2,440	$2,370
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,460	$3,413	$3,304
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,249	$2,287	$2,214
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$3,410	$3,509
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2012	$19,161	$1,886	$1,834

	Total 2012 Mortgage Maturities			5,328,987	$191,034			$364,878	$33,027	$30,848
Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
12/31/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2009 ($000)	GAAP Base Rent as of 12/31/2009 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,079	$2,648	$2,657
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$2,206	$2,372
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,755	$1,099	$1,088
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$27,919	$1,679	$1,624
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2012	$118,929	$8,710	$8,794
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,220	$1,415	$1,589
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,819	$2,229	$2,251
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2013	$59,730	$4,830	$4,889
	6303 Barfield Rd.	Atlanta	GA	238,600	$40,356	05/2013	05/2013	$62,264	$4,714	$4,882
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	11/2012	$25,017	$2,408	$2,259

	Total 2013 Mortgage Maturities			2,082,043	$234,937			$394,654	$31,938	$32,405

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
12/31/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2009 ($000)	GAAP Base Rent as of 12/31/2009 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$3,438	$3,438
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$799	$799
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$3,441	$3,449
	1701 Market St. (2)	Philadelphia	PA	307,775	$43,547	07/2014	Various	$69,017	$7,206	$7,219
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$29,017	$2,818	$2,883
	3965 Airways Blvd.	Memphis	TN	521,286	$46,253	09/2014	06/2019	$116,410	$7,113	$7,013
	500 Jackson St.	Columbus	IN	390,100	$25,831	09/2014	07/2019	$53,821	$4,335	$4,539
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$31,427	09/2014	01/2014	$61,460	$7,735	$4,008
	22011 Southeast 51st St.	Issaquah	WA	95,600	$30,388	12/2014	12/2014	$23,602	$1,899	$1,896
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,429	$1,378
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$1,054	$1,054
	1109 Commerce Blvd.	Swedesboro	NJ	262,644	$6,784	04/2014	NA	$14,695	$-	$-

	Total 2014 Mortgage Maturities			3,150,710	$233,603			$464,347	$41,267	$37,676

Footnotes
(1) Represents GAAP capitalized costs.
(2) Lexington has an 80.5% interest in the property.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Pleasanton, CA	(p)(t)	$3,808	10.250%	01/2010	$-	$3,808
San Francisco, CA	(o)	19,924	6.000%	02/2010	264	19,810
Hampton, VA	(t)	6,779	8.270%	04/2010	161	6,758
Hampton, VA	(t)	4,162	8.260%	04/2010	133	4,144
Lorain, OH	(b)	381	5.540%	07/2010	402	-
Manteca, CA	(b)	269	5.540%	07/2010	284	-
Watertown, NY	(b)	253	5.540%	07/2010	267	-
Lewisburg, WV	(b)	178	5.540%	07/2010	188	-
San Diego, CA	(b)	172	5.540%	07/2010	181	-
Galesburg, IL	(b)	151	5.540%	07/2010	159	-
Tampa, FL		5,561	6.880%	08/2010	316	5,503
Irving, TX	(b)	25,036	6.587%	10/2010	1,958	24,454
Lake Mary, FL	(b)	12,367	6.502%	10/2010	853	12,118
Lake Mary, FL	(b)	12,360	6.502%	10/2010	949	12,082
Herndon, VA		17,553	8.180%	12/2010	1,698	17,301
Parsippany, NJ	(b)	38,260	6.349%	03/2011	3,472	37,047
Renswoude, NA	(t)	36,354	5.305%	04/2011	2,806	35,263
Wallingford, CT		3,261	4.926%	05/2011	221	3,187
Winchester, VA	(b)	10,126	6.346%	08/2011	908	9,675
Louisville, CO		7,419	5.830%	01/2012	544	7,195
New Kingston, PA		6,490	7.790%	01/2012	678	6,116
Mechanicsburg, PA		4,779	7.780%	01/2012	500	4,514
New Kingston, PA		3,092	7.780%	01/2012	323	2,914
Milford, OH	(b)	14,541	6.612%	02/2012	1,822	12,686
Lake Forest, CA		10,055	7.260%	02/2012	901	9,708
Westlake, TX	(b)	18,495	5.392%	05/2012	1,280	17,829
Millington, TN		16,896	5.247%	05/2012	1,181	16,222
Cary, NC	(b)	12,727	5.584%	05/2012	763	12,543
Lakewood, CO		8,238	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	18,853	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	15,386	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	10,314	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,265	5.333%	10/2012	443	5,948
San Antonio, TX		27,631	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	11,170	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	10,970	5.996%	12/2012	887	10,272
Fort Mill, SC		10,533	6.000%	01/2013	839	9,904
Centennial, CO	(b)	14,687	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	76,435	5.734%	05/2013	5,361	73,071
Atlanta, GA		42,883	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	38,501	5.452%	05/2013	2,702	36,466
Houston, TX		16,753	5.218%	05/2013	1,166	15,737
Southington, CT		13,028	5.018%	05/2013	890	12,228
Indianapolis, IN		9,127	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	551	8,550
Phoenix, AZ		18,068	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	13,750	6.000%	01/2014	3,270	-
Moody, AL		6,974	4.978%	01/2014	493	6,350

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Swedesboro, NJ	(b)	7,168	5.545%	04/2014	482	6,784
Clive, IA		5,611	5.139%	05/2014	387	5,151
Fort Mill, SC		19,690	5.373%	05/2014	1,364	18,311
Philadelphia, PA		47,309	5.060%	07/2014	3,178	43,547
Fishers, IN		11,493	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,427	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Issaquah, WA	(b)	31,890	5.665%	12/2014	2,043	30,388
Canonsburg, PA	(b)	9,076	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,201	5.639%	01/2015	1,548	29,900
Carrollton, TX		13,451	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,558	5.885%	04/2015	888	10,359
Richmond, VA	(b)	19,561	5.377%	05/2015	1,198	18,321
Houston, TX		16,075	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,557	5.210%	05/2015	874	11,265
Fishers, IN		12,482	5.160%	05/2015	865	11,188
San Antonio, TX		12,400	5.340%	05/2015	875	11,149
Atlanta, GA		11,325	5.260%	05/2015	699	10,502
Los Angeles, CA		10,898	5.110%	05/2015	750	9,760
Richmond, VA		10,073	5.310%	05/2015	708	9,055
Harrisburg, PA		8,687	5.110%	05/2015	599	7,780
Knoxville, TN		7,407	5.310%	05/2015	520	6,658
Tulsa, OK		7,282	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	20,080	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	15,084	4.990%	07/2015	1,043	13,371
Hopkinsville, KY		8,842	4.990%	07/2015	612	7,838
Dry Ridge, KY	(n)	6,463	4.990%	07/2015	447	5,729
Owensboro, KY	(n)	5,743	4.990%	07/2015	397	5,091
Elizabethtown, KY	(j)	2,846	4.990%	07/2015	197	2,523
Houston, TX	(b)	51,989	6.250%	09/2015	8,159	18,161
Sugar Land, TX	(b)	13,477	6.250%	09/2015	2,083	6,286
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,825
Omaha, NE		8,550	5.610%	04/2016	621	7,560
Tempe, AZ		8,075	5.610%	04/2016	586	7,140
Lisle, IL		10,279	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,526	5.939%	07/2016	1,136	18,365
Rochester, NY	(f)	18,524	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,893	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,799	6.210%	08/2016	508	6,153
Glenwillow, OH		16,746	6.130%	09/2016	1,240	15,132
Memphis, TN		3,903	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Dubuque, IA		10,277	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,261	7.750%	07/2018	108	-
Manteca, CA	(b)	891	7.750%	07/2018	77	-

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Watertown, NY	(b)	837	7.750%	07/2018	72	-
Lewisburg, WV	(b)	588	7.750%	07/2018	51	-
San Diego, CA	(b)	568	7.750%	07/2018	49	-
Galesburg, IL	(b)	500	7.750%	07/2018	43	-
Boston, MA		13,535	6.100%	12/2018	996	11,520
Overland Park, KS	(b)	37,242	5.891%	05/2019	2,657	31,819
Kansas City, MO	(b)	17,751	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	19,209	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall, NJ	(b)	28,098	6.250%	01/2021	3,039	-
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	18,866	6.750%	03/2021	2,196	-
Antioch, TN	(b)	13,418	6.320%	10/2021	1,580	774
Whippany, NJ		16,030	6.298%	11/2021	1,344	10,400
Dillon, SC		22,056	5.974%	02/2022	1,832	13,269
Subtotal/Wtg. Avg./Years Remaining (l)		$1,629,008	5.870%	4.7	$127,120	$1,405,594

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Credit Facility	(c)(q)	$7,000	3.084%	02/2011	$219	$7,000
Term Loan	(c)(r)	164,348	3.084%	02/2011	5,139	164,348
Exchangeable Notes	(e)(m)(s)	87,650	5.450%	01/2012	4,777	87,650
Term Loan	(h)(k)	35,723	5.520%	03/2013	1,999	35,723
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,399	25,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$448,841	4.946%	9.1	$22,318	$448,841
Total/Wtg. Avg./Years Remaining (l)		$2,077,849	5.671%	5.6	$149,438	$1,854,435

Footnotes
(a)	Subtotal and total based on weighted average term to maturity shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Floating rate debt 30/60/90/120 day LIBOR plus 285 bps, maturity can be extended to 02/2012 at the Company's option.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to the Company commencing 2012 and every five years thereafter. Notes mature in 2027.
(f)	Properties are cross-collateralized properties.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized properties.
(j)	Properties are cross-collateralized properties.
(k)	Represents full payable of loans, discount of $3,170 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $1,941 excluded from balance.
(n)	Properties are cross-collateralized properties.
(o)	Original maturity 12/2009, forbearance agreement in effect.
(p)	Original maturity 12/2009, forbearance agreement in effect until 01/15/2010, property sold to tenant/lender 01/15/2010.
(q)	Subsequent to December 31, 2009 balance repaid by $7,000.
(r)	Subsequent to December 31, 2009 balance repaid by $35,000.
(s)	Subsequent to December 31, 2009 balance repaid by $23,000.
(t)	Mortgage satisfied subsequent to December 31, 2009.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
12/31/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic		$7,694	$1,154	6.930%	08/2010	$449	$7,603	$1,140
Harpard		543	148	9.875%	01/2011	531	-	-
Net Lease Strategic		2,136	320	7.500%	01/2011	207	2,076	311
Net Lease Strategic		13,654	2,048	7.400%	04/2011	1,258	13,365	2,005
Net Lease Strategic		30,582	4,587	5.126%	05/2011	1,589	30,582	4,587
Taber		433	118	10.125%	06/2011	313	-	-
Jayal		744	221	11.500%	03/2012	365	-	-
Net Lease Strategic		22,761	3,414	5.147%	05/2012	1,361	22,153	3,323
Net Lease Strategic		9,601	1,440	7.670%	01/2013	2,817	-	-
Net Lease Strategic		12,921	1,938	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic		4,851	728	5.950%	09/2013	381	4,496	674
Net Lease Strategic		20,234	3,035	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic		9,290	1,394	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic		1,143	171	8.500%	04/2015	271	-	-
Net Lease Strategic		16,733	2,510	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC		14,749	885	5.240%	05/2015	845	13,673	820
Net Lease Strategic		12,462	1,869	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic		6,051	908	5.783%	06/2015	462	5,371	806
Net Lease Strategic		19,856	2,978	8.036%	09/2015	3,352	6,925	1,039
Net Lease Strategic		5,670	851	8.036%	09/2015	925	2,203	330
Net Lease Strategic		8,489	1,273	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic		6,274	941	6.090%	04/2016	494	5,465	820
Net Lease Strategic		6,420	963	6.315%	09/2016	497	5,723	858
One Summit		16,778	5,033	9.375%	10/2016	3,344	-	-
Net Lease Strategic		9,067	1,360	6.063%	11/2016	683	8,023	1,203
One Summit		10,935	3,281	10.625%	11/2016	2,239	-	-
Net Lease Strategic		8,904	1,336	5.910%	10/2018	728	6,624	994
Net Lease Strategic		9,721	1,458	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic		7,500	1,125	6.507%	11/2019	495	6,692	1,004

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
12/31/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic		9,672	1,451	9.800%	12/2019	1,908	-	-
Net Lease Strategic		9,819	1,473	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic		9,931	1,490	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic		9,288	1,393	5.460%	12/2020	741	5,895	884
Net Lease Strategic		9,441	1,416	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic		12,108	1,816	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)		$356,455	$56,526	6.715%	5.9	$36,203	$250,420	$36,331

Footnotes
(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.

LEXINGTON REALTY TRUST
Noncontrolling Interest Properties- Partners' Proportionate Share
Twelve Months Ended December 31, 2009
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA (2)	$4,033
Interest expense	$1,156
Non-operating income (2)	$1,136
Depreciation and amortization	$2,244

Footnotes
(1) Does not include OP unit noncontrolling interests.
(2) Includes $1,125 non-cash income for the transfer of land in Long Beach, California.

LEXINGTON REALTY TRUST
Non-Consolidated Investments - Proportionate Share
Twelve Months Ended December 31, 2009
($000)

Non-Consolidated Operations- Net Leased Real Estate (1)

EBITDA	$30,291
Interest expense	$3,901

Footnotes
(1) Excludes the operations of interests in two joint ventures sold in Q4 2009.

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
As of December 31, 2009
($000)

Other assets	$43,111

The components of other assets are:

Deposits, including forward purchase equity commitment	$20,832
Investments	10,437
Equipment	1,384
Prepaids	3,878
Other receivables	1,396
Other	5,184

Accounts payable and other liabilities	$43,629

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$14,352
CIP accruals and other	8,925
Taxes	1,141
Deferred lease costs	2,688
Subordinated notes	2,109
Deposits	1,812
Escrows	2,009
Sale/leaseback financing obligation	4,750
Transaction costs	603
Derivative liability	5,240

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
12/31/2009
($000)

Year	Cash	GAAP
2010	$308,189	$310,890
2011	299,747	303,234
2012	272,696	274,336
2013	233,154	233,723
2014	194,668	198,678

Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into for any other property.

LEXINGTON REALTY TRUST
Major Markets
12/31/2009

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 12/31/09 (1)
1	Dallas-Fort Worth-Arlington, TX	7.6%
2	Los Angeles-Long Beach-Santa Ana, CA	6.3%
3	New York-Northern New Jersey-Long Island, NY-NJ-PA	6.2%
4	Houston-Sugar Land-Baytown, TX	4.8%
5	Memphis, TN-MS-AR	4.0%
6	Atlanta-Sandy Springs-Marietta, GA	3.7%
7	Baltimore-Towson, MD	3.2%
8	Kansas City, MO-KS	3.1%
9	Orlando-Kissimmee, FL	3.1%
10	Detroit-Warren-Livonia, MI	2.4%
11	Boston-Cambridge-Quincy, MA-NH	2.1%
12	Indianapolis-Carmel, IN	2.1%
13	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.1%
14	Chicago-Naperville-Joliet, IL-IN-WI	2.0%
15	Charlotte-Gastonia-Concord, NC-SC	1.8%
16	Salt Lake City, UT	1.7%
17	Phoenix-Mesa-Scottsdale, AZ	1.7%
18	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.7%
19	Richmond, VA	1.6%
20	San Antonio, TX	1.6%
21	Seattle-Tacoma-Bellevue, WA	1.5%
22	Denver-Aurora, CO	1.5%
23	Beaumont-Port Arthur, TX	1.4%
24	Cincinnati-Middletown, OH-KY-IN	1.4%
25	Columbus, IN	1.4%
26	Miami-Fort Lauderdale-Pompano Beach, FL	1.4%
27	San Francisco-Oakland-Fremont, CA	1.3%
28	Las Vegas-Paradise, NV	1.2%
29	Columbus, OH	1.1%
30	San Jose-Sunnyvale-Santa Clara, CA	1.0%
31	Elizabethtown, KY	1.0%
32	Honolulu, HI	1.0%
33	Greenville-Mauldin-Easley, SC	1.0%
	Areas which account for 1% or greater of total GAAP base rent (3)	79.0%

Footnotes
(1) Twelve months ended 12/31/2009 GAAP base rent recognized for consolidated properties owned as of 12/31/2009.
(2) A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
12/31/2009

Industry Category	Percent of GAAP Base Rent as of 12/31/09 (1)
Finance/Insurance	15.7%
Energy	10.4%
Technology	9.2%
Automotive	8.8%
Service	7.9%
Healthcare	6.7%
Food	6.6%
Consumer Products/Other	6.5%
Transportation/Logistics	5.2%
Media/Advertising	5.2%
Aerospace/Defense	3.8%
Construction Materials	2.8%
Printing/Production	2.4%
Retail Department & Discount	2.4%
Telecommunications	2.0%
Real Estate	1.3%
Apparel	1.2%
Retail - Specialty	0.7%
Security	0.5%
Other	0.4%
Retail - Electronics	0.3%
Health/Fitness	0.1%
Total (2)	100.0%

Footnotes
(1) Twelve months ended 12/31/2009 GAAP base rent recognized for consolidated properties owned as of 12/31/2009.
(2) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Other Revenue Data
12/31/2009

	GAAP Base Rent as of 12/31/09 ($000) (1)	Percentage
Asset Class
Office	$211,383	63.9%
Industrial	$63,436	19.2%
Retail	$13,843	4.1%
Multi-Tenant	$42,343	12.8%
	$331,005	100.0%
Credit Rating
Investment Grade	$146,517	44.3%
Non-Investment Grade	$40,280	12.2%
Unrated	$144,208	43.5%
	$331,005	100.0%

Footnotes
(1) Twelve months ended 12/31/2009 GAAP base rent recognized for consolidated properties owned as of 12/31/2009.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
12/31/2009

Tenant or Guarantor (4)	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 12/31/09 ($000) (1)	Percent of GAAP Base Rent as of 12/31/09 ($000) (1)
Bank of America	8	691,893	1.8%	$9,677	2.9%
Baker Hughes, Inc.	2	720,221	1.9%	9,318	2.8%
Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	1	340,240	0.9%	9,051	2.7%
Dana Holding Corporation and Dana Limited	6	1,902,414	5.0%	8,300	2.5%
Federal Express Corporation	2	641,286	1.7%	7,416	2.2%
Morgan, Lewis & Bockius, LLC (3)	1	293,170	0.8%	6,747	2.0%
CEVA Logistics US, Inc. (TNT Holdings BV)	3	2,503,916	6.5%	6,572	2.0%
Swiss Re America Holding Corporation	2	476,123	1.2%	6,427	1.9%
Wells Fargo	3	354,732	0.9%	6,254	1.9%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	0.8%	5,912	1.8%
	30	8,212,995	21.5%	$75,674	22.7%

Footnotes
(1) Twelve months ended 12/31/2009 GAAP base rent recognized for consolidated properties owned as of 12/31/2009.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Includes parking garage operations, the Company has an 80.5% interest in this property.
(4) Amounts exclude rents from tenants that vacated as of 12/31/2009.

Investor Information

Transfer Agent	Investor Relations
BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct) (212) 692-7215
(800) 850-3948	Facsimile (main) (212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail pcarroll@lxp.com

Research Coverage

Friedman, Billings, Ramsey		Keefe, Bruyette & Woods
Gabe Poggi	(703) 469-1141	Sheila K. McGrath	(212) 887-7793

J.P. Morgan Chase		Barclays Capital
Anthony Paolone, CFA	(212) 622-6682	Ross L. Smotrich	(212)526-2306

Stifel Nicolaus		Raymond James & Assoc.
John W. Guinee	(443) 224-1307	Paul Puryear	(727) 567-2253

Wells Fargo Securities, LLC
Todd J. Stender	(212) 214-8067